SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934

                                April 21, 1995
               Date of Report (Date of Earliest Event Reported)

                          INTERNATIONAL PAPER COMPANY
            (Exact name of Registrant as specified in its charter)

New York                           1-3157                      13-0872805
(State of                          (Commission                 (IRS Employer
Incorporation)                     File)                       Identification
                                                               Number)

                 Two Manhattanville Road, Purchase, NY  10577
                   (Address of Principal executive offices)

                                 914-397-1500
                                (Telephone No.)


                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

ITEM 1.       CHANGES IN CONTROL OF REGISTRANT

              N/A

ITEM 2.       ACQUISITION OR DISPOSITION OF ASSETS

              N/A

ITEM 3.       BANKRUPTCY OR RECEIVERSHIP

              N/A

ITEM 4.       CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

              N/A

ITEM 5.       OTHER EVENTS

              The Company announced that, through its New Zealand-based subsidiary, it now owns or has purchased in the open market and through a private transaction more than 50% of the ordinary shares of Carter Holt Harvey Limited, a New Zealand-based forest products company.

ITEM 6.       RESIGNATIONS OF REGISTRANT'S DIRECTORS

              N/A

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS

              (a) Financial Statements:

              N/A

              (b) Pro Forma Financial Information:

              N/A

                                       2

              (c) Exhibits:

              (99) Press release, dated April 21, 1995, announcing that the
                   Company had acquired over 50% of the ordinary shares of Carter Holt Harvey Limited.

ITEM 8.       CHANGES IN FISCAL YEAR

              N/A

                                  Signatures
                                  ----------

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          INTERNATIONAL PAPER COMPANY
                                          (Registrant)

Date:  April 21, 1995                     /s/ SYVERT E. NERHEIM
       Purchase, NY                       -----------------------------
                                          Syvert E. Nerheim
                                          Assistant Secretary

                                       3

                                 EXHIBIT INDEX

Exhibit No.               Exhibit Description
- -----------               -------------------

   99                     Press release, dated April 21, 1995, announcing that
                           the Company had acquired over 50% of the ordinary shares of Carter Holt Harvey Limited.